SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2016

RX Safes, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-193800	27-2928918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Green Valley Parkway, Suite 300 Henderson, NV	89012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-800-4620

_______________________________________ ______________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 5.02 is incorporated into this Item 1.01 by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 5.02 is incorporated into this Item 3.02 by reference.

The issuance of the above securities was made in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933 and/or Regulation D promulgated thereunder.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Officer Appointments

William Koch - Chief Sales and Marketing Officer

Effective February 1, 2016, the Company’s board of directors appointed William Koch (“Koch”) to act as its Chief Sales and Marketing Officer.

The description of Koch’s employment history was filed on Form 8-K on June 25, 2015 with the SEC in connection with his appointment to the Company’s board of directors.

There are no family relationships between Koch and any of the Company’s directors or executive officers.

Aside from the following or as described in the Form 8-K filed with the SEC on June 25, 2015, Koch has not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

Effective February 1, 2016, the Company entered into an employment agreement with Koch. The agreement terminates on the earlier of (i) Koch’s death or mental or physical disability or incapacity, (ii) Koch’s resignation or (iii) termination by the Company at any time. Under the agreement, the Company agreed to compensate Koch $150,000 annually and, subject to meeting certain assigned goals, the Company agreed to pay him a bonus of 25% per year. The Company will immediately grant to Koch an option under the Company’s 2015 Equity Incentive Plan to purchase 25,000 shares of the Company's Common Stock with vesting and strike prices set forth in the agreement. Koch will have the right to convert any then unpaid compensation to Company stock at a 50% discount to the then market rate of the Company’s Common Stock based on the lowest trading price for the 10 days prior to the notice of exercise, in the form of registered securities (S-8 shares).

Koch is entitled to participate in any existing employee health and welfare benefit plans.

Upon termination of employment, Koch may be entitled to receive certain post-termination severance benefits depending upon whether such termination is by the Company without Cause, in relation to a Change of Control, a resignation by Koch for Good Reason, or by reason of Koch’s death or disability (as such terms are defined in the agreement). In the event the Company terminates Koch’s employment without Cause or Koch elects a resignation for Good Reason, Koch shall be entitled to receive as severance his Base Salary for a period equal to the number of complete months she has worked for the Company, up to a maximum of twelve (12) months.

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A copy of the employment agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text thereto.

Mark Basile - Chief Strategy Officer

Effective February 1, 2016, the Company’s board of directors appointed Mark Basile (“Basile”) to act as its Chief Strategy Officer.

The description of Basile’s employment history was filed on Form 8-K on September 25, 2015 with the SEC in connection with his appointment to the Company’s board of directors.

There are no family relationships between Basile and any of the Company’s directors or executive officers.

Aside from the following or as described in the Form 8-K filed with the SEC on September 25, 2015, Basile has not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

Effective February 1, 2016, the Company entered into an employment agreement with Basile. The agreement terminates on the earlier of (i) Basile’s death or mental or physical disability or incapacity, (ii) Basile’s resignation or (iii) termination by the Company at any time. Under the agreement, the Company agreed to compensate Basile $175,000 annually and, subject to meeting certain assigned goals, the Company agreed to pay him a bonus of 25% per year. The Company will immediately grant to Basile an option under the Company’s 2015 Equity Incentive Plan to purchase 50,000 shares of the Company's Common Stock with vesting and strike prices set forth in the agreement. Basile will have the right to convert any then unpaid compensation to Company stock at a 50% discount to the then market rate of the Company’s Common Stock based on the lowest trading price for the 10 days prior to the notice of exercise, in the form of registered securities (S-8 shares).

Basile is entitled to participate in any existing employee health and welfare benefit plans.

Upon termination of employment, Basile may be entitled to receive certain post-termination severance benefits depending upon whether such termination is by the Company without Cause, in relation to a Change of Control, a resignation by Basile for Good Reason, or by reason of Basile’s death or disability (as such terms are defined in the agreement). In the event the Company terminates Basile’s employment without Cause or Basile elects a resignation for Good Reason, Basile shall be entitled to receive as severance his Base Salary for a period equal to the number of complete months she has worked for the Company, up to a maximum of twelve (12) months.

A copy of the employment agreement is attached hereto as Exhibit 10.2, and is incorporated herein by reference. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text thereto.

Frank Okcetin – Vice President of Sales

Effective February 1, 2016, the Company’s board of directors appointed Frank Okcetin (“Okcetin”) to act as its Chief Strategy Officer.

The description of Okcetin’s employment history was filed on Form 8-K on May 27, 2015 with the SEC in connection with his appointment to the Company’s board of directors.

There are no family relationships between Okcetin and any of the Company’s directors or executive officers.

Aside from the following or as described in the Form 8-K filed with the SEC on May 27, 2015, Okcetin has not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

Effective February 1, 2016, the Company entered into an employment agreement with Okcetin. The agreement terminates on the earlier of (i) Okcetin’s death or mental or physical disability or incapacity, (ii) Okcetin’s resignation

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or (iii) termination by the Company at any time. Under the agreement, the Company agreed to compensate Okcetin $125,000 annually and, subject to meeting certain assigned goals, the Company agreed to pay him a bonus of 25% per year. The Company will immediately grant to Okcetin an option under the Company’s 2015 Equity Incentive Plan to purchase 10,000 shares of the Company's Common Stock with vesting and strike prices set forth in the agreement. Okcetin will have the right to convert any then unpaid compensation to Company stock at a 50% discount to the then market rate of the Company’s Common Stock based on the lowest trading price for the 10 days prior to the notice of exercise, in the form of registered securities (S-8 shares).

Okcetin is entitled to participate in any existing employee health and welfare benefit plans.

Upon termination of employment, Okcetin may be entitled to receive certain post-termination severance benefits depending upon whether such termination is by the Company without Cause, in relation to a Change of Control, a resignation by Okcetin for Good Reason, or by reason of Okcetin’s death or disability (as such terms are defined in the agreement). In the event the Company terminates Okcetin’s employment without Cause or Okcetin elects a resignation for Good Reason, Okcetin shall be entitled to receive as severance his Base Salary for a period equal to the number of complete months she has worked for the Company, up to a maximum of twelve (12) months.

A copy of the employment agreement is attached hereto as Exhibit 10.3, and is incorporated herein by reference. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text thereto.

Amendment to Lorraine Yarde Employment Agreement and Bonus

As previously reported, on January 1, 2015, the Company entered into an employment agreement effective January 1, 2015 with Lorraine Yarde (“Yarde”) to be its Chief Executive Officer (the “Yarde Agreement”). The description of the Yarde Agreement and the Yarde Agreement itself was filed on Form 8-K on January 5, 2015 with the SEC.

Also as previously reported, on September 18, 2015, the Yarde Agreement was amended (the “Amended and Restated Employment Agreement”). The description of the Amended and Restated Employment Agreement and the Agreement itself was filed on Form 8-K on September 25, 2015 with the SEC.

On February 1, 2016, Company and Yarde entered into an amendment (the “Amendment”) to the Amended and Restated Employment Agreement to increase her salary from $175,000 to $200,000. In addition, the board of directors resolved to award Yarde a 30% bonus for her services last year.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated herein by reference.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated February 1, 2016 with William Koch
10.2	Employment Agreement, dated February 1, 2016 with Mark Basile
10.3	Employment Agreement, dated February 1, 2016 with Frank Okcetin
10.4	Amendment, dated February 1, 2016 with Lorraine Yarde

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RX Safes, Inc.

/s/ Lorraine Yarde

Lorraine Yarde

CEO

Date: February 5, 2016